BLACKROCK GLOBAL EMERGING MARKETS FUND, INC.
BLACKROCK LATIN AMERICA FUND, INC.

Supplement dated June 6, 2011 to the Prospectus and Statement of Additional Information,
each dated February 28, 2011

The section entitled “Management of the Funds — BlackRock” in the Prospectus of BlackRock Global Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. (each, a “Fund” and collectively, the “Funds”) and the section entitled “Management and Advisory Arrangements” in the Funds’ Statement of Additional Information are amended to revise the disclosure of each Fund’s management fee rate as follows:

Effective June 1, 2011, BlackRock receives as compensation for its services to BlackRock Global Emerging Markets Fund, Inc. a maximum annual management fee (as a percentage of average daily net assets) calculated as follows:

Rate of Management Fee
Average Daily Net Assets

First $1 billion	1.00%
$1 billion – $3 billion	0.94%
$3 billion – $5 billion	0.90%
$5 billion – $10 billion	0.87%
In excess of $10 billion	0.85%

Effective June 1, 2011, BlackRock receives as compensation for its services to BlackRock Latin America Fund, Inc. a maximum annual management fee (as a percentage of average daily net assets) calculated as follows:

Rate of Management Fee
Average Daily Net Assets

First $1 billion	1.00%
$1 billion – $3 billion	0.94%
$3 billion – $5 billion	0.90%
$5 billion – $10 billion	0.87%
In excess of $10 billion	0.85%

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-13989-0611SUP